EXHIBIT 24



                                  POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints P. B. Fletcher and J. P. O'Donnell, or either of them, his true and lawful attorney-in-fact and agent, with full power to act for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable ConAgra, Inc. to comply with the Securities Act of 1933, as amended, and any rules regulations and requirements of the Securities Exchange Commission in respect thereof, in connection with the registration under said Act on a registration statement on Form S-3 of up to 1,500,000 shares of common stock, par value $5.00, of this Corporation, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of ConAgra, Inc. and the name of the undersigned Director to the registration statement, any amendments thereto, and to any instruments and documents filed as part of or in connection with said registration statement or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

               IN WITNESS WHEREOF, the undersigned has hereunto signed this Power of Attorney this 28th day of September, 1995.



                                             /s/ P. B. Fletcher
                                             ______________________________
                                             P. B. Fletcher, Director



                                  POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints P. B. Fletcher and J. P. O'Donnell, or either of them, his true and lawful attorney-in-fact and agent, with full power to act for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable ConAgra, Inc. to comply with the Securities Act of 1933, as amended, and any rules regulations and requirements of the Securities Exchange Commission in respect thereof, in connection with the registration under said Act on a registration statement on Form S-3 of up to 1,500,000 shares of common stock, par value $5.00, of this Corporation, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of ConAgra, Inc. and the name of the undersigned Director to the registration statement, any amendments thereto, and to any instruments and documents filed as part of or in connection with said registration statement or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

               IN WITNESS WHEREOF, the undersigned has hereunto signed this Power of Attorney this 28th day of September, 1995.



                                             /s/ Charles M. Harper
                                             ______________________________
                                             CHARLES M. HARPER, Director





                                  POWER OF ATTORNEY


               KNOW  ALL  MEN  BY  THESE  PRESENTS,  that  the  undersigned
          Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints P. B. Fletcher and J. P. O'Donnell, or either of them, his true and lawful attorney-in-fact and agent, with full power to act for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable ConAgra, Inc. to comply with the Securities Act of 1933, as amended, and any rules regulations and requirements of the Securities Exchange Commission in respect thereof, in connection with the registration under said Act on a registration statement on Form S-3 of up to 1,500,000 shares of common stock, par value $5.00, of this Corporation, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of ConAgra, Inc. and the name of the undersigned Director to the registration statement, any amendments thereto, and to any instruments and documents filed as part of or in connection with said registration statement or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

               IN WITNESS WHEREOF, the undersigned has hereunto signed this Power of Attorney this 28th day of September, 1995.















                                             /s/ Robert A. Krane

          _______________________________
                                             ROBERT A. KRANE, Director






                                  POWER OF ATTORNEY


               KNOW  ALL  MEN  BY  THESE  PRESENTS,  that  the  undersigned
          Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints P. B. Fletcher and J. P. O'Donnell, or either of them, his true and lawful attorney-in-fact and agent, with full power to act for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable ConAgra, Inc. to comply with the Securities Act of 1933, as amended, and any rules regulations and requirements of the Securities Exchange Commission in respect thereof, in connection with the registration under said Act on a registration statement on Form S-3 of up to 1,500,000 shares of common stock, par value $5.00, of this Corporation, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of ConAgra, Inc. and the name of the undersigned Director to the registration statement, any amendments thereto, and to any instruments and documents filed as part of or in connection with said registration statement or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

               IN WITNESS WHEREOF, the undersigned has hereunto signed this Power of Attorney this 28th day of September, 1995.



                                             /s/ Gerald Rauenhorst

          _______________________________
                                             GERALD RAUENHORST, Director





                                  POWER OF ATTORNEY


               KNOW  ALL  MEN  BY  THESE  PRESENTS,  that  the  undersigned
          Director  of  ConAgra,  Inc.,   a  Delaware  corporation,  hereby












          constitutes and appoints P. B. Fletcher and J. P. O'Donnell, or either of them, his true and lawful attorney-in-fact and agent, with full power to act for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable ConAgra, Inc. to comply with the Securities Act of 1933, as amended, and any rules regulations and requirements of the Securities Exchange Commission in respect thereof, in connection with the registration under said Act on a registration statement on Form S-3 of up to 1,500,000 shares of common stock, par value $5.00, of this Corporation, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of ConAgra, Inc. and the name of the undersigned Director to the registration statement, any amendments thereto, and to any instruments and documents filed as part of or in connection with said registration statement or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

               IN WITNESS WHEREOF, the undersigned has hereunto signed this Power of Attorney this 28th day of September, 1995.



                                             /s/ Carl E. Reichardt

          _______________________________
                                             CARL E. REICHARDT, Director





                                  POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints P. B. Fletcher and J. P. O'Donnell, or either of them, his true and lawful attorney-in-fact and agent, with full power to act for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable ConAgra, Inc. to comply with the Securities Act of 1933, as amended, and any rules regulations and requirements of the Securities Exchange Commission in respect thereof, in connection with the registration under said Act on a registration statement on Form S-3 of up to 1,500,000 shares of common stock, par value $5.00, of this Corporation, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of ConAgra, Inc. and the name of the undersigned Director to the registration statement, any amendments thereto, and to any instruments and documents filed as part of or in connection with said registration statement or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

               IN WITNESS WHEREOF, the undersigned has hereunto signed this Power of Attorney this 28th day of September, 1995.



                                             /s/ Ronald W. Roskens

          _______________________________
                                             RONALD W. ROSKENS, Director



                                  POWER OF ATTORNEY


               KNOW  ALL  MEN  BY  THESE  PRESENTS,  that  the  undersigned
          Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints P. B. Fletcher and J. P. O'Donnell, or either of them, her true and lawful attorney-in-fact and agent, with full power to act for her and in her name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable ConAgra, Inc. to comply with the Securities Act of 1933, as amended, and any rules regulations and requirements of the Securities Exchange Commission in respect thereof, in connection with the registration under said Act on a registration statement on Form S-3 of up to 1,500,000 shares of common stock, par value $5.00, of this Corporation, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of ConAgra, Inc. and the name of the undersigned Director to the registration statement, any amendments thereto, and to any instruments and documents filed as part of or in connection with said registration statement or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

               IN WITNESS WHEREOF, the undersigned has hereunto signed this Power of Attorney this 28th day of September, 1995.


                                             /s/ Marjorie M. Scardino

          _______________________________
                                             MARJORIE M. SCARDINO, Director
















                                  POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints P. B. Fletcher and J. P. O'Donnell, or either of them, his true and lawful attorney-in-fact and agent, with full power to act for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable ConAgra, Inc. to comply with the Securities Act of 1933, as amended, and any rules regulations and requirements of the Securities Exchange Commission in respect thereof, in connection with the registration under said Act on a registration statement on Form S-3 of up to 1,500,000 shares of common stock, par value $5.00, of this Corporation, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of ConAgra, Inc. and the name of the undersigned Director to the registration statement, any amendments thereto, and to any instruments and documents filed as part of or in connection with said registration statement or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

               IN WITNESS WHEREOF, the undersigned has hereunto signed this Power of Attorney this 28th day of September, 1995.



                                             /s/ Walter Scott, Jr.

          _______________________________
                                             WALTER SCOTT, JR., Director





                                  POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints P. B. Fletcher and J. P. O'Donnell, or either of them, his true and lawful attorney-in-fact and agent, with full power to act for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable ConAgra, Inc. to comply with the Securities Act of 1933, as amended, and any rules regulations and requirements of the Securities Exchange Commission in respect thereof, in connection with the registration under said Act on a registration statement on Form












          S-3 of up to 1,500,000 shares of common stock, par value $5.00, of this Corporation, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of ConAgra, Inc. and the name of the undersigned Director to the registration statement, any amendments thereto, and to any instruments and documents filed as part of or in connection with said registration statement or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

               IN WITNESS WHEREOF, the undersigned has hereunto signed this Power of Attorney this 28th day of September, 1995.



                                             /s/ William G. Stocks

          _______________________________
                                             WILLIAM G. STOCKS, Director



                                  POWER OF ATTORNEY


               KNOW  ALL  MEN  BY  THESE  PRESENTS,  that  the  undersigned
          Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints P. B. Fletcher and J. P. O'Donnell, or either of them, her true and lawful attorney-in-fact and agent, with full power to act for her and in her name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable ConAgra, Inc. to comply with the Securities Act of 1933, as amended, and any rules regulations and requirements of the Securities Exchange Commission in respect thereof, in connection with the registration under said Act on a registration statement on Form S-3 of up to 1,500,000 shares of common stock, par value $5.00, of this Corporation, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of ConAgra, Inc. and the name of the undersigned Director to the registration statement, any amendments thereto, and to any instruments and documents filed as part of or in connection with said registration statement or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

               IN WITNESS WHEREOF, the undersigned has hereunto signed this Power of Attorney this 28th day of September, 1995.



                                             /s/ Jane J. Thompson














          _______________________________
                                             JANE J. THOMPSON, Director




                                  POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints P. B. Fletcher and J. P. O'Donnell, or either of them, his true and lawful attorney-in-fact and agent, with full power to act for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable ConAgra, Inc. to comply with the Securities Act of 1933, as amended, and any rules regulations and requirements of the Securities Exchange Commission in respect thereof, in connection with the registration under said Act on a registration statement on Form S-3 of up to 1,500,000 shares of common stock, par value $5.00, of this Corporation, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of ConAgra, Inc. and the name of the undersigned Director to the registration statement, any amendments thereto, and to any instruments and documents filed as part of or in connection with said registration statement or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

               IN WITNESS WHEREOF, the undersigned has hereunto signed this Power of Attorney this 28th day of September, 1995.



                                             /s/ Frederick B. Wells

          _______________________________
                                             FREDERICK B. WELLS, Director






                                  POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints P. B. Fletcher and J. P. O'Donnell, or either of them, his true and lawful attorney-in-fact and agent, with full power to act for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable ConAgra, Inc. to comply with the Securities Act of 1933, as amended, and any rules regulations and requirements of the Securities Exchange Commission in respect thereof, in connection with the registration under said Act on a registration statement on Form S-3 of up to 1,500,000 shares of common stock, par value $5.00, of this Corporation, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of ConAgra, Inc. and the name of the undersigned Director to the registration statement, any amendments thereto, and to any instruments and documents filed as part of or in connection with said registration statement or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

               IN WITNESS WHEREOF, the undersigned has hereunto signed this Power of Attorney this 28th day of September, 1995.


                                             /s/ Thomas R. Williams

          _______________________________
                                             THOMAS R. WILLIAMS, Director




                                  POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints P. B. Fletcher and J. P. O'Donnell, or either of them, his true and lawful attorney-in-fact and agent, with full power to act for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable ConAgra, Inc. to comply with the Securities Act of 1933, as amended, and any rules regulations and requirements of the Securities Exchange Commission in respect thereof, in connection with the registration under said Act on a registration statement on Form S-3 of up to 1,500,000 shares of common stock, par value $5.00, of this Corporation, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of ConAgra, Inc. and the name of the undersigned Director to the registration statement, any amendments thereto, and to any instruments and documents filed as part of or in connection with said registration statement or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.












               IN WITNESS WHEREOF, the undersigned has hereunto signed this Power of Attorney this 28th day of September, 1995.



                                             /s/ Clayton K. Yeutter

          _______________________________
                                             CLAYTON K. YEUTTER, Director